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EXHIBIT 4.1

NUMBER	SHARES

SEATTLE GENETICS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 812578 10 2 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF

SEATTLE GENETICS, INC.

transferable on the books of the Corporation by the holder hereof in person or by holder's duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Corporation's transfer agent and registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ H. PERRY FELL		/s/ CLAY B. SIEGALL
CHIEF EXECUTIVE OFFICER AND SECRETARY	[SEATTLE GENETICS, INC. SEAL]	PRESIDENT

SEATTLE GENETICS, INC.

   The Corporation will furnish to any stockholder at the office of the Corporation upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—	......................... Custodian	..............................
TEN ENT	—	as tenants by the entireties		(Cust)	(Minor)
JT TEN	—	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants		Act...........................................................................
		in common		(State)
			UNIF TRF MIN ACT—	...................... Custodian (until age ......................)
(Cust)
................................ under Uniform Transfers
(Minor)
to Minors Act .....................................................
(State)

Additional abbreviations may also be used though not in the above list.

   For value received, ________________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________

_____________________________________________________________________________________________________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE(S)

___________________________________________________________________________________________

___________________________________________________________________________________________

______________________________________________________________________________________ Shares

of the Capital Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

__________________________________________________________________________________________ Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.
Signature must be guaranteed.

Signature(s) Guaranteed:

By ______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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SEATTLE GENETICS, INC.